Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

NOTE 24—SUBSEQUENT EVENTS

On September 11, 2014, FCBC and TCNB Financial Corp. (“TCNB”) issued a press release announcing the signing of an Agreement and Plan of Merger (the “Merger Agreement”) by and among FCBC, FC Merger Corp. (“Merger Corp.”), a newly-formed Ohio corporation and wholly-owned subsidiary of FCBC, and TCNB pursuant to which FCBC will acquire TCNB and its wholly-owned subsidiary, The Citizens National Bank of Southwestern Ohio (“Citizens National”).

Under the terms of the Merger Agreement, FCBC has agreed to pay $23.50 in cash for each of the 733,000 outstanding TCNB common shares. In addition, FCBC has agreed to cash out all of the 3,500 outstanding TCNB stock options for an amount equal to the difference between $23.50 per share and the exercise price of the stock options. The aggregate cash consideration to be paid by FCBC in respect of the outstanding TCNB common shares and the cash-out of outstanding TCNB stock options is approximately $17.2 million.

It is anticipated that Citizens National will be merged with and into Citizens upon completion of the transaction. At that time, Citizens National’s three banking offices located in Dayton, Ohio will become branches of Citizens. As of December 31, 2014, TCNB and Citizens National had total consolidated assets of $102.5 million, total loans of $78.2 million and total deposits of $90.4 million.

First Citizens has received regulatory approval of the merger from the Board of Governors of the Federal Reserve System and the Ohio Department of Financial Institutions and the shareholders of TCNB have also approved the merger. The transaction closed at the close of business of March 6, 2015. Management is still in the process of determining the fair value adjustments that will be applied as part of the business combination accounting. As such, neither the selected pro forma balance sheet information nor the selected pro forma income statement information presented as follows includes the impact of fair value adjustments.

First Citizens Banc Corp and TCNB Financial Corp

Pro Forma Selected Balance Sheet Items (unaudited)

	2014	2013

ASSETS
Cash and due from financial institutions	$22,898	$27,481
Securities available for sale	205,819	208,082
Loans, net of allowance	978,802	921,597
Premises and equipment, net	16,285	18,317

LIABILITIES
Total deposits	1,059,286	1,032,755
Federal Home Loan Bank advances	62,589	37,726
Securities sold under agreements to repurchase	21,613	20,053
Subordinated debentures	29,427	29,427

SHAREHOLDERS’ EQUITY
Total shareholders’ equity	114,548	126,294

First Citizens Banc Corp and TCNB Financial Corp

Pro Forma Condensed Income Statement (unaudited)

	2014	2013
Total interest and dividend income	50,597	49,668
Total interest expense	4,440	5,280

Net interest income	46,157	44,388
Provision for loan losses	1,535	1,180

Net interest income after provision for loan losses	44,622	43,208
Total noninterest income	14,316	12,506
Total noninterest expense	45,220	46,833

Income before income taxes	13,718	8,881
Income taxes	3,483	1,710

Net income	10,235	7,171
Preferred stock dividends and discount accretion	1,873	1,159

Net income available to common shareholders	$8,362	$6,012
Earnings per common share, basic	$1.08	$0.78
Earnings per common share, diluted	$0.91	$0.77